UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to the Credit Agreement

On August 6, 2012, Level 3 Financing, Inc. (“Level 3 Financing”), a Delaware corporation and a wholly owned subsidiary of Level 3 Communications, Inc. (the “Company” or “Level 3”), entered into a fourth amendment agreement (the “Fourth Amendment Agreement”) to the Existing Credit Agreement (as defined below) to increase by $1.415 billion the aggregate borrowings under the Existing Credit Agreement through the incurrence of two additional Tranches, a $600 million Tranche B 2016 Term Loan (the “Tranche B 2016 Term Loans”) and an $815 million Tranche B 2019 Term Loan (the “Tranche B 2019 Term Loans” and, together with the Tranche B 2016 Term Loans, the “Additional Tranches”). The Tranche B 2016 Term Loans mature on February 1, 2016 and the Tranche B 2019 Term Loans mature on August 1, 2019.

The Additional Tranches have an interest rate of, in the case of any ABR Borrowing (as defined in the Restated Credit Agreement (as defined below)), equal (a) to the greater of (i) the Prime Rate  (as defined in the Restated Credit Agreement) in effect on such day, (ii) the Federal Funds Effective Rate (as defined in the Restated Credit Agreement) in effect on such day plus ½ of 1% and (iii) the sum of (A) the higher of (x) the LIBO Rate (as defined in the Restated Credit Agreement) for a one month interest period on such day and (y) 1.50%, plus (B) 1.00%, plus (b) 2.25% per annum in respect of the Tranche B 2016 Term Loans, or 2.75% per annum in respect of the Tranche B 2019 Term Loans.  In the case of any Eurodollar Borrowing (as defined in the Restated Credit Agreement), the Additional Tranches bear interest at the LIBO Rate for the interest period for such borrowing plus (a) 3.25% per annum in respect of the Tranche B 2016 Term Loans, or (b) 3.75% per annum in respect of the Tranche B 2019 Term Loans.

The Company, as guarantor, Level 3 Financing, as borrower, Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent, and certain other agents and certain lenders are party to that certain Credit Agreement, dated as of March 13, 2007, as amended and restated by that certain Amendment Agreement, dated as of April 16, 2009, as amended by that certain First Amendment, dated as of May 15, 2009, as amended and restated by that certain Second Amendment Agreement, dated as of October 4, 2011, as amended and restated by that certain Third Amendment Agreement, dated as of November 10, 2011 (the “Existing Credit Agreement”), pursuant to which the lenders have extended to Level 3 Financing Tranche B Term Loans in the aggregate principal amount of $280 million (the “Tranche B Term Loans”), $650 million of Tranche B II Term Loans (as defined in the Existing Credit Agreement), $550 million of Tranche B III Term Loans (as defined in the Existing Credit Agreement) and a $1.4 billion Tranche A Term Loan (as defined in the Existing Credit Agreement).  The Existing Credit Agreement, as further amended and restated by the Fourth Amendment Agreement is referred to as the “Restated Credit Agreement”.

A portion of the net proceeds of the Additional Tranches were used, along with cash on hand, to pre-pay the Tranche A Term Loan, and the remainder will be used to repay an existing vendor financing obligation.  As a result of the incurrence of the Additional Tranches and the pre-payment of the Tranche A Term Loan, the total aggregate principal amount of the loans under the Restated Credit Agreement is $2.615 billion.

Level 3 Financing’s obligations under the Additional Tranches are, subject to certain exceptions, secured by certain of the assets of (i) the Company and (ii) certain of the Company’s material domestic subsidiaries which are engaged in the telecommunications business and which were able to grant a lien on their assets without regulatory approval. The Company and certain of its subsidiaries have also guaranteed the obligations of Level 3 Financing under the Additional Tranches.  Upon obtaining regulatory approvals, Level 3 Communications, LLC, an indirect, wholly owned subsidiary of the Company (“Level 3 LLC”) and its material domestic subsidiaries will guarantee and, subject to certain exceptions, pledge certain of their assets to secure the obligations under the Additional Tranches.

Changes have been made to certain restrictive covenants contained in the Existing Credit Agreement. No changes have been made to any of the events of default contained in the Existing Credit Agreement.

The foregoing description of the Fourth Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition to the Fourth Amendment Agreement, in connection with incurrence of the Additional Tranches, Level 3 Financing and Level 3 LLC entered into an Amended and Restated Loan Proceeds Note with initial principal amount of $4.015 billion filed as Exhibit 10.2 to this Current Report on Form 8-K.  In connection with the pre-payment of the Tranche A Term Loan, Level 3 Financing and Level 3 LLC entered into a subsequent Amended and Restated Loan Proceeds Note with initial principal amount of $2.615 billion filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of the Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

10.1

Fourth Amendment Agreement to Amended and Restated Credit Agreement, dated as of August 6, 2012, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Amended and Restated Loan Proceeds Note, dated August 6, 2012, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

10.3	Amended and Restated Loan Proceeds Note, dated August 6, 2012, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: August 9, 2012

Exhibit Index

Exhibit	Description

10.1

Fourth Amendment Agreement to Amended and Restated Credit Agreement dated August 6, 2012 among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Amended and Restated Loan Proceeds Note, dated August 6, 2012, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

10.3	Amended and Restated Loan Proceeds Note, dated August 6, 2012, by and among Level 3 Communications, LLC and Level 3 Financing, Inc.